TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2025
Trade and other payables [abstract]
TRADE AND OTHER PAYABLES [Text Block]

20. TRADE AND OTHER PAYABLES

The Company's trade and other payables are primarily comprised of amounts outstanding for purchases relating to mining operations, exploration and evaluation activities and corporate expenses. The normal credit period for these purchases is usually between 30 to 90 days.

Trade and other payables are comprised of the following items:

	December 31,	December 31,
	2025	2024
Trade payables	$57,749	$35,397
Trade related accruals	57,511	23,196
Payroll and related benefits	56,235	32,239
Restructuring obligations	590	709
NSR royalty liabilities (Notes 16(b)(c))	4,812	3,538
Environmental duty and net mineral sales proceeds tax	10,777	2,701
Other accrued liabilities(1)	20,237	6,115
	$207,911	$103,895

(1) The Other accrued liabilities balance as at December 31, 2025 includes an accrual of $9.9 million for mark-to-market movements on silver forward contracts.